Empower Life & Annuity Insurance Company of New York (a wholly-owned subsidiary of Empower Annuity Insurance Company of America)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2025 and 2024, and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2025, and Independent Auditor's Report

INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Stockholder of
Empower Life & Annuity Insurance Company of New York
New York, New York
Opinions
We have audited the statutory-basis financial statements of Empower Life & Annuity Insurance Company of New York (the "Company") (a wholly-owned subsidiary of Empower Annuity Insurance Company of America), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter
The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk limiting features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2026

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Admitted assets:
Cash and invested assets:
Bonds	$4,324,259	$5,499,726
Mortgage loans (net of allowances of $1,618 and $3,890)	216,281	555,361
Contract loans	18,249	18,522
Cash, cash equivalents and short-term investments	614,168	347,222
Securities lending collateral assets	27,567	15,438
Other invested assets	21,777	39,363
Total cash and invested assets	5,222,301	6,475,632

Investment income due and accrued	38,988	51,966
Reinsurance recoverable	9,326	6,604
Funds held or deposited with reinsured companies	110,849	119,964
Deferred income taxes	11,570	9,482
Due from affiliates	1,780	901
Other assets	8,999	222,279
Assets from separate accounts	412,047	503,649
Total admitted assets	$5,815,860	$7,390,477

Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities	$2,067,295	$4,240,608
Liability for deposit-type contracts	2,597,702	2,044,993
Asset valuation reserve	35,344	33,978
Interest maintenance reserve	25,523	4,470
Due to parent and affiliates	595	55,672
Payable for securities lending collateral	27,567	15,438
Current federal income taxes payable to affiliate	69,947	28,641
Other liabilities	42,649	45,349
Liabilities from separate accounts	412,047	503,649
Total liabilities	5,278,669	6,972,798

Contingencies (See Note 12)

Capital and surplus:
Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Gross paid in and contributed surplus	442,477	442,477
Unassigned surplus (deficit)	92,214	(27,298)
Total capital and surplus	537,191	417,679

Total liabilities, capital and surplus	$5,815,860	$7,390,477

See notes to statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statutory Statements of Operations
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Income:
Premium income and annuity consideration	$(1,482,660)	$679,225	$556,439
Net investment income	246,211	239,226	227,015
Amortization of interest maintenance reserve	(2,876)	(6,304)	(5,094)
Commission and expense allowances on reinsurance ceded	87,438	2,342	4,312
Other income	26,658	20,909	20,449
Total income	(1,125,229)	935,398	803,121

Expenses:
Death benefits	1,260	3,179	3,929
Annuity benefits	40,041	37,449	26,179
Surrender benefits	1,654,249	1,333,509	1,343,843
Decrease in reserves for life insurance and annuities	(2,173,335)	(92,147)	(346,550)
Other benefits	20,382	17,552	19,742
Total benefits	(457,403)	1,299,542	1,047,143

Commissions	1,892	1,993	2,175
Other insurance expenses	46,984	23,612	31,317
Net transfers from separate accounts	(895,992)	(471,784)	(345,198)
Interest maintenance reserve reinsurance activity	18,221	402	405
Total benefits and expenses	(1,286,298)	853,765	735,842

Net gain from operations before dividends to policyholders, federal income taxes and net realized capital losses	161,069	81,633	67,279
Dividends to policyholders	2,008	964	1,493
Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital losses	159,061	80,669	65,786
Federal income tax expense	41,873	17,486	14,787
Net gain from operations before net realized capital losses	117,188	63,183	50,999
Net realized capital losses, net of federal income tax benefit of $340, $875 and $110, and transfers to interest maintenance reserve	1,279	3,291	414
Net income	$115,909	$59,892	$50,585

See notes to statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023

Capital and surplus, beginning of year	$417,679	$363,229	$317,762

Net income	115,909	59,892	50,585
Change in net deferred income taxes	3,902	(1,310)	(3,163)
Change in non-admitted assets	(1,221)	2,053	8,704
Change in asset valuation reserve	(1,366)	(5,472)	(6,495)
Surplus paid-in	—	—	1,000
Other changes in capital and surplus	2,288	(713)	(5,164)
Net change in capital and surplus for the year	119,512	54,450	45,467

Capital and surplus, end of year	$537,191	$417,679	$363,229

See notes to statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statutory Statements of Cash Flows
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023

Operating activities:
Premium income	$673,501	$679,106	$555,768
Investment income received, net of investment expenses paid	250,925	243,930	231,471
Other miscellaneous income received	120,125	47,305	104,581
Benefit and loss related payments	(1,695,259)	(1,374,128)	(1,372,446)
Net transfers from separate accounts	895,992	471,784	345,202
Commissions, other expenses and taxes paid	(47,419)	(24,341)	(24,981)
Dividends paid to policyholders	(1,558)	(1,264)	(1,393)
Federal income taxes (paid) received, net	(215)	7,801	(7,576)
Net cash provided by (used in) operating activities	196,092	50,193	(169,374)

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	867,461	635,049	679,398
Mortgage loans	81,915	44,877	66,673
Other	2,541	6	1,015
Cost of investments acquired or originated:
Bonds	(1,302,671)	(816,937)	(919,061)
Mortgage loans	—	(16,000)	(15,000)
Other	(269)	(11,822)	(1,707)
Net cash used in investing activities	(351,023)	(164,827)	(188,682)

Financing and miscellaneous activities:
Capital and paid in surplus	—	—	1,000
Deposit-type contract deposits, net of withdrawals	532,364	158,674	370,993
Other	(110,487)	(13,060)	(136,006)
Net cash provided by financing and miscellaneous activities	421,877	145,614	235,987

Net increase (decrease) in cash, cash equivalents, short-term investments and restricted cash	266,946	30,980	(122,069)
Cash, cash equivalents and short-term investments:
Beginning of year	347,222	316,242	438,311
End of year	$614,168	$347,222	$316,242

See notes to statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statutory Statements of Cash Flows
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Year Ended December 31,
	2025	2024	2023

Premium income and annuity consideration(1)	2,156,674	$—	$—
Investment income due and accrued (1)	(14,191)	$—	$—
Bonds (1)	(1,618,535)	$—	$—
Mortgages (1)	(257,600)	$—	$—

(1) Ceded as part of the retrocession agreement with Empower Annuity Insurance Company ("EAIC"). Refer to Note7

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
1. Organization and Basis of Presentation

Organization

Empower Life & Annuity Insurance Company of New York, (the “Company”), is a wholly-owned subsidiary of Empower Annuity Insurance Company of America, (“EAICA”). EAICA is a direct wholly-owned subsidiary of Empower Holdings, LLC (“EHL"). EHL is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the "Department"). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York and Illinois and life and annuity products in Colorado. The Company is also authorized as an accredited reinsurer in Massachusetts and New Jersey.

Basis of Presentation

The Company and its affiliates have significant interdependencies and related party transactions, as described in Note 3. The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement. This difference in prescribed practice has no impact on the Company’s financial statements, as ceded reserves are lower than direct reserves under either method.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•Bonds, including asset-backed securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on asset-backed securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.
•Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

• Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

• Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

•The Company evaluates its assets in accordance with statutory guidance to determine admissibility. As prescribed by the NAIC, assets such as deferred income taxes, amounts due from affiliates, and other miscellaneous assets may be partially or fully non-admitted based on regulatory limitations and collectability considerations. In addition, certain asset classes, including reinsurance recoverables and cash and short-term investments, are generally fully admitted unless specific circumstances require non-admission. Changes in the non-admitted portion of assets are recorded directly to unassigned surplus in the period in which such determinations are made. Under GAAP, all assets are recorded and included within the financial statements, and capital and surplus is the statutory equivalent of stockholders' equity.

•Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP. For statutory accounting purposes, capital and surplus represents the net admitted assets of the Company. Under GAAP, capital and surplus is the statutory equivalent of stockholders' equity.

•For statutory accounting, investments in subsidiaries and controlled and affiliated entities (SCAs) are reported using an equity method based on the reporting entity's shares of the audited statutory equity of the SCAs financial statements (for insurance SCA entities), audited GAAP equity, or audited GAAP equity with specified adjustments depending on the type of SCA entity. The change in the carrying value between reporting periods must be recorded as an unrealized gain/loss through surplus (rather than in income or equity as required under GAAP). Dividends received are recorded in net investment income. Under GAAP, entities under common control are consolidated for reporting.

•For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition. Statutory accounting also rejects GAAP guidance recognizing a seller's guarantee of the adequacy of liabilities for losses and loss adjustment expenses of the company acquired in a business combination.

•Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Statutory accounting guidance does not distinguish long duration and short duration life insurance contracts, and classifies contracts that have any mortality or morbidity risk, regardless of significance, and contracts with a life contingent annuity purchase rate guarantee option as insurance contracts. Under GAAP, long duration insurance contracts without significant mortality or morbidity risks are classified as investment contracts and are accounted for using a deposit method.

•The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
•The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•For statutory accounting purposes, restatements of prior periods in an Annual Statement are generally not required unless mandated by a state insurance regulator.

Use of estimates

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

2. Significant Accounting Policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the time-frame for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision. Bonds are classified and reported as issuer credit obligations (“ICOs”) or asset-backed securities (“ABS”) in accordance with the NAIC Principles-Based Bond Definition Project. Prior period references to loan-backed and structured securities reflect the terminology in effect at that time, and the terminology change does not impact classification, measurement, or reported amounts.

•Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•The recognition of income on certain investments (e.g. asset-backed securities, including mortgage-backed and other collateralized securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and other collateralized securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

•The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:
•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

•The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involves judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

•Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

•On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.

•Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
•The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral.

•Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is unrated or has a NAIC designation of three to six, in which case it is reported at the lower of amortized cost or fair value.

•The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;
•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•The length of time for which the estimated fair value has been below cost;
•Downgrade of a bond investment by a credit rating agency;
•Deterioration of the financial condition of the issuer;
•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For asset-backed securities, if the Company does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For issuer credit obligations, if the Company does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.
•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

The fair value of certain investments in the separate accounts are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.
Derivative financial instruments

The Company enters into derivative transactions which include the use of cross-currency swaps. The Company uses these derivative instruments to manage foreign currency exchange rate risk associated with its invested assets. Derivative instruments are not used for speculative reasons. The Company’s derivatives are cleared and settled through a bilateral contract between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.
The Company uses derivative financial instruments for risk management purposes associated with certain invested assets. Derivatives are used to hedge the currency risks on non-U.S. dollar denominated assets, and convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government or agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash flows from derivative transactions, including their realized gains/(losses), are presented on a net basis as other cash provided by (used in) within cash from financing and miscellaneous activities in the Statutory Statements of Cash Flows.

Cash collateral pledged by the Company is included in other assets.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of other income.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit-type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, other income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services and investment advisory services are recognized when earned in other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Amounts received on deposit-type contracts that do not subject the Company to significant mortality or morbidity risk are recorded as deposit liabilities and not reported as premium income. Withdrawals on such contracts are recorded as reductions of the related deposit liabilities.

Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2025, 2024 or 2023. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had total revenue concentrations of 98%, 97% and 96% for the years ended December 31, 2025, 2024 and 2023, respectively.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is calculated using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

Recent accounting pronouncements

Accounting Standards Recently Adopted

In August 2023, the NAIC adopted a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, subject to qualifying requirements. The guidance was updated in August 2025, when the NAIC extended it through December 31, 2026, with automatic nullification on January 1, 2027, unless adjusted earlier or further extended. Admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

In August 2023, the NAIC adopted a new concept 2019-21: Bond Definition. This adoption revises SSAP No. 26: Bonds and SSAP No. 43: Asset-Backed (“SSAP No. 43”) for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. In 2024, the NAIC modified this concept by adopting additional concepts: 1) 2019-21: Principles-Based Bond Project & Residual Interests for debt securities that do not qualify to be reported as bonds and for residual tranches or interests/loss positions within SSAP No. 21—: Other Admitted Assets and 2) 2024-21: Bond Definition – Debt Securities Issued by Funds that debt securities issued by non-SEC registered funds that reflect operating entities can qualify as issuer credit obligations. This concept was adopted on January 1, 2025, and did not have a material effect on the Company’s financial statements. As the NAIC revised its bond reporting categories, the 2025 presentation is not directly comparable to the 2024 presentation.

In December 2023, the NAIC adopted a new concept 2023-17: Short-Term Investments under SSAP No. 2: Cash, Cash Equivalents, Drafts, and Short-Term Investments. This concept further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all other invested assets and mortgage loans. This concept was adopted January 1, 2025 and did not have a material effect on the Company’s financial statements.

In March 2024, the NAIC adopted a new concept 2022-14: New Market Tax Credit Project. The revisions expand and amend guidance within SSAP No. 93: Low-Income Housing Tax Credit Property Investments (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. Revisions to SSAP No. 94: Transferable and Non-Transferable State Tax Credits (“SSAP No. 94”) expand and amend guidance to include both purchased state and federal tax credits. Revisions in SSAP No. 34: Investment Income Due and Accrued and SSAP No. 48: Joint Ventures, Partnerships and Limited Liability Companies include consistency revisions in response to the changes made to SSAP No. 93 and SSAP No. 94. This concept was adopted January 1, 2025 and did not have a material effect on the Company’s financial statements.

In March 2025, the NAIC adopted clarifying revisions to SSAP No. 1: Accounting Policies, Risks & Uncertainties, and Other Disclosures to promote consistent reporting of restricted assets, including those held under modified coinsurance (“Modco”) and funds withheld (“FWH”) reinsurance agreements. The revisions require Modco and FWH assets to be reported within the restricted asset disclosure at book/adjusted carrying value and include these assets alongside other pledged or restricted items, ensuring a complete presentation of assets not under the reporting entity’s exclusive control. The updated guidance also requires disclosure of any Modco or FWH assets that have been pledged or otherwise used by the ceding insurer for its own purposes (such as securities lending, repurchase arrangements, or FHLB collateral), and adds narrative explanations for differences between restricted asset disclosures in the notes and amounts reported elsewhere in the financial statements. These revisions were adopted for year-end 2025 reporting and did not have a material effect on the Company’s financial statements.

Accounting Standards for Future Adoption

In February 2025, the NAIC adopted revisions to SSAP No. 56: Separate Accounts to clarify measurement guidance for “book value” separate accounts and to establish consistent accounting for asset transfers between the general account and separate accounts. The revised guidance specifies when book value reporting is permitted and requires that all transfers for cash occur at fair value, with offsetting IMR recognition to ensure no net surplus impact. Non-cash transfers must also be recorded at fair value and disclosed. The revisions further affirm that book value separate accounts must maintain IMR and AVR when the insurer bears investment risk. These changes are effective January 1, 2026, with early adoption permitted, and are not expected to have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following table summarizes amounts due from parent and affiliates:

			December 31,
Related Party	Indebtedness	Due date	2025	2024
Empower Retirement, LLC ("ERL") (1)	On account	On demand	$1,384	$—
Empower Financial Services, Inc. ("EFSI") (1)	On account	On demand	301	407
EAIC (1)	On account	On demand	95	494
Total			$1,780	$901
(1) A wholly-owned subsidiary of EAICA.
The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2025	2024
EAICA	On account	On demand	$595	$50,110
ERL (1)	On account	On demand	—	5,562
Total			$595	$55,672
(1) A wholly-owned subsidiary of EAICA.

The Company had $69.9 million of current federal income taxes payable to affiliates at December 31, 2025. This amount was due to Lifeco U.S. relating to its consolidated tax return. The Company had $28.6 million of current federal income taxes payable to affiliate at December 31, 2024. This amount was due to Lifeco U.S. relating to its consolidated tax return.

The Company and EAICA have an agreement whereby EAICA has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
4. Summary of Invested Assets

Bonds

Investments in bonds consist of the following:

	December 31, 2025
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
Issuer credit obligations
U.S. government obligations	$226,467	$56	$139	$226,384
Non-U.S. sovereign jurisdiction	12,000	—	2,520	9,480
Municipal bonds - general obligations	7,889	187	102	7,974
Municipal bonds - special revenue	14,658	157	759	14,056
Project finance bonds	26,548	—	1,148	25,400
Corporate bonds	2,699,910	16,609	187,721	2,528,798
Single entity backed obligations	188,335	1,476	1,718	188,093
Bonds issued by funds representing operating entities	149,774	364	4,889	145,249
Bank loans	652	33	—	685
Total issuer credit obligations	3,326,233	18,882	198,996	3,146,119

Asset-backed securities
Agency residential mortgage-backed securities - not/partially guaranteed	53,575	945	452	54,068
Agency commercial mortgage-backed securities - not/partially guaranteed	9,449	387	—	9,836
Non-agency residential mortgage-backed securities	129,464	1,205	4,443	126,226
Non-agency commercial mortgage-backed securities	71,320	18	4,362	66,976
Non-agency – CLOs/CBOs/CDOs	286,257	345	228	286,374
Other financial asset-backed securities	313,798	2,284	2,605	313,477
Lease-backed securities	114,529	523	2,722	112,330
Other non-financial asset-backed securities	19,634	—	1,755	17,879
Total asset-backed securities	998,026	5,707	16,567	987,166
Total issuer credit obligations and asset-backed securities	$4,324,259	$24,589	$215,563	$4,133,285

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2024
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$328,356	$64	$3,937	$324,483
All other governments	12,000	—	3,049	8,951
U.S. states, territories and possessions	1,331	25	—	1,356
Political subdivisions of states and territories	7,829	106	167	7,768
Special revenue and special assessments	13,860	74	903	13,031
Industrial and miscellaneous	4,179,926	10,640	312,219	3,878,347
Loan-backed and structured securities	956,424	4,426	34,348	926,502
Total bonds	$5,499,726	$15,335	$354,623	$5,160,438

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$960,304	$959,137
Due after one year through five years	2,278,621	2,242,262
Due after five years through ten years	1,079,755	1,013,407
Due after ten years through twenty years	226,825	180,783
Due after twenty years	132,442	91,384
Total bonds	$4,677,947	$4,486,973

The following table summarizes information regarding the sales of securities:

	December 31,
	2025	2024
Consideration from sales	$348,843	$268,113
Gross realized gains from sales	1,966	877
Gross realized losses from sales	1,363	1,144

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Unrealized losses on bonds

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2025
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Issuer credit obligations
U.S. government obligations	$50,028	$36	$124,771	$104	$174,799	$140
Non-U.S. sovereign jurisdiction	—	—	9,480	2,520	9,480	2,520
Municipal bonds - general obligations	—	—	1,262	102	1,262	102
Municipal bonds - special revenue	—	—	7,176	759	7,176	759
Project finance bonds	7,490	10	17,911	1,827	25,401	1,837
Corporate bonds	81,093	225	1,558,729	191,768	1,639,822	191,993
Single entity backed obligations	9,953	26	40,568	1,692	50,521	1,718
Bonds issued by funds representing operating entities	—	—	82,123	4,937	82,123	4,937
Total issuer credit obligations	148,564	297	1,842,020	203,709	1,990,584	204,006

Asset-backed securities
Agency residential mortgage-backed securities - not/partially guaranteed	—	—	5,340	452	5,340	452
Non-agency residential mortgage-backed securities	—	—	30,575	4,443	30,575	4,443
Non-agency commercial mortgage-backed securities	—	—	65,799	4,362	65,799	4,362
Non-agency CLOs/CBOs/CDOs	107,203	159	2,399	69	109,602	228
Other financial asset-backed securities	7,694	6	10,363	2,599	18,057	2,605
Lease-backed securities	—	—	63,544	2,722	63,544	2,722
Other non-financial asset-backed securities	—	—	17,879	1,755	17,879	1,755
Total asset-backed securities	114,897	165	195,899	16,402	310,796	16,567
Total issuer-credit obligations and asset-backed securities	$263,461	$462	$2,037,919	$220,111	$2,301,380	$220,573

Total number of securities
in an unrealized loss position		23		470		493

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2024
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$231,275	$3,794	$50,908	$144	$282,183	$3,938
All other governments	—	—	8,951	3,049	8,951	3,049
Political subdivisions of states and territories	—	—	1,378	167	1,378	167
Special revenue and special assessments	—	—	7,101	903	7,101	903
Industrial and miscellaneous	409,272	5,675	2,583,966	327,810	2,993,238	333,485
Loan-backed and structured securities	97,255	478	408,538	33,869	505,793	34,347
Total bonds	$737,802	$9,947	$3,060,842	$365,942	$3,798,644	$375,889

Total number of securities
in an unrealized loss position		88		730		818

Bonds - Total unrealized losses decreased by $155.3 million, or 41%, from December 31, 2024 to December 31, 2025. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower interest rates at December 31, 2025 compared to December 31, 2024.

Total unrealized losses greater than twelve months decreased by $145.8 million from December 31, 2024 to December 31, 2025. Corporate bonds account for 87%, or $191.8 million, of the unrealized losses greater than twelve months at December 31, 2025. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Other-than-temporary-impairments

	December 31, 2025
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Bonds:
Corporate Bond	$3,848	$1,575	$2,273	$2,273
Totals	$3,848	$1,575	$2,273	$2,273
(1) Recognized in realized capital (gains)/losses

	December 31, 2024
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Mortgages:
Commercial Mortgage	$9,608	$3,987	$3,762	$5,621
Totals	$9,608	$3,987	$3,762	$5,621
(1) Recognized in realized capital (gains)/losses

Troubled Debt Restructuring

There were no troubled debt restructurings during the year ended December 31, 2025.

In December 2024, a mortgage loan classified as multi-family was subject to a troubled debt restructuring under which a deed-in-lieu of foreclosure was enacted resulting in the original mortgage loan with a recorded investment of $5.8 million, after impairment, was extinguished in exchange for a limited partnership interest in the amount of $3.8 million, acquired in full satisfaction of the original loan.

As a result of the troubled debt restructuring, a credit-related impairment of $4.0 million was recognized and is recorded within the 'Net realized capital gains (losses)' line on the Statutory Statements of Operations.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $217.9 million and $559.3 million, of which $116.6 million and $451.5 million were loan participation agreements as of December 31, 2025 and 2024, respectively. All mortgages were current as of December 31, 2025 and 2024.

There were no commercial mortgage loans originated during the year ended December 31, 2025. The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2024 were 6.1% and 5.4%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed and purchase money mortgages, was 53.2% during 2024.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2025 and 2024:

	December 31,
	2025	2024
Beginning balance	$3,890	$3,890
Additions charged to operations	—	5,828
Direct write-downs charged against the allowances	—	(5,828)
Recoveries of amounts previously charged off	(2,272)	—
Ending balance	$1,618	$3,890

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2025	2024
Industrial	50%	39%
Other	21%	31%
Multi-family	29%	30%
	100%	100%

	Concentration by geographic area
	December 31,
	2025	2024
Pacific	35%	32%
Other	37%	31%
South Atlantic	22%	22%
Middle Atlantic	6%	15%
	100%	100%

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. There were no derivative instruments with credit-risk-related contingent features that were in a net liability position for years ended December 31, 2025 and 2024, respectively. If the credit-risk-related contingent features were triggered on December 31, 2025, the fair value of the assets that could be required to settle the derivatives in a net liability position was $0.

At December 31, 2025 and 2024, other counterparties had pledged $10.4 million and $23.9 million of unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Types of derivative instruments and derivative strategies

Foreign currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges.

The following tables summarize derivative financial instruments:

	December 31, 2025
	Notional amount	Net book/adjusted carrying value(1)	Fair value
Derivatives designated as cash flow hedges:
Cross-currency swaps	$145,646	$4,285	$10,106
Total cash flow hedges	145,646	4,285	10,106
Derivatives not designated as hedges:
Cross-currency swaps	1,380	61	61
Total derivatives not designated as hedges	1,380	61	61
Total cash flow hedges and derivatives not designated as hedges	$147,026	$4,346	$10,167

(1)    The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2024
	Notional amount	Net book/adjusted carrying value(1)	Fair value
Derivatives designated as cash flow hedges:
Cross-currency swaps	$171,130	$20,353	$23,510
Total cash flow hedges	171,130	20,353	23,510
Derivatives not designated as hedges:
Cross-currency swaps	1,380	247	247
Total derivatives not designated as hedges	1,380	247	247
Total cash flow hedges and derivatives not designated as hedges	$172,510	$20,600	$23,757

(1)    The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus

	Year Ended December 31,
	2025	2024	2023
Derivatives not designated as hedging instruments:
Cross-currency swaps	$(148)	$98	$—
Total	$(148)	$98	$—

Securities lending

Securities with a cost or amortized cost of $222.8 million and $144.3 million, and estimated fair values of $222.3 million and $139.7 million were on loan under the program at December 31, 2025 and 2024, respectively.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

The following table summarizes the securities on loan by category:

	December 31,
	2025
	Book/adjusted carrying value	Fair value
U.S. government obligations	$194,282	$194,274
Corporate bonds (unaffiliated)	27,147	26,734
Bonds issued by funds representing operating entities (unaffiliated)	1,356	1,253
Total	$222,785	$222,261

	December 31,
	2024
	Book/adjusted carrying value	Fair value
U.S. government	$124,806	$122,152
Industrial and miscellaneous	19,501	17,594
Total	$144,307	$139,746

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $27.6 million and $15.4 million, and securities of $200.0 million and $128.8 million as collateral related to the securities lending program at December 31, 2025 and 2024, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government sponsored enterprise securities and mature in under 30 days.

Restricted assets

At December 31, 2025 and 2024, the Company had investments with a book/adjusted carrying value of $1.6 million and $1.5 million, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending and derivative agreements in the amount of $31.6 million and $15.4 million as of December 31, 2025 and 2024, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2025 and 2024.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Net investment income

The following table summarizes net investment income:

	Year Ended December 31,
	2025	2024	2023
Bonds	$208,274	$205,622	$187,364
Mortgage loans	18,761	21,922	22,399
Derivative instruments	1,768	1,956	2,103
Other invested assets	348	352	376
Contract loans	807	836	508
Miscellaneous income	(21)	(21)	524
Cash, cash equivalents and short-term investments	21,255	12,444	17,592
Gross investment income	251,192	243,111	230,866
Expenses	(4,981)	(3,885)	(3,851)
Net investment income	$246,211	$239,226	$227,015

The following table summarizes net realized capital losses on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2025	2024	2023

Net realized capital losses, before federal income tax	$1,675	$5,384	$18,277
Less: Federal income tax benefit	(352)	(1,131)	(3,838)
Net realized capital losses, before IMR transfer	1,323	4,253	14,439
Net realized capital losses transferred to IMR, net
of federal income tax benefit of $12, $256 and $3,728, respectively	(44)	(962)	(14,025)
Net realized capital losses, net of federal income
tax benefit of $340, $875 and $110, respectively, and IMR transfer	$1,279	$3,291	$414

Concentrations

The Company had the following bond concentrations based on total invested assets:

The Company had a concentration in asset-backed securities of 19% and 15% of total invested assets at December 31, 2025 and 2024, respectively.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

Effective January 1, 2025, the NAIC revised bond reporting categories and eliminated the “Industrial & Miscellaneous” classification. Securities previously reported within that category are now included within multiple bond sectors under the revised guidance. Accordingly, bond sector classifications for 2025 are not directly comparable to 2024. Total bond holdings and overall investment strategy were not impacted by this change in classification.

	Concentration by type
	December 31,
	2025	2024
Corporate bonds	52%	—%
Industrial & miscellaneous	—%	78%
	Concentration by industry
	December 31,
	2025	2024
Financial services	18%	22%
Asset-backed securities	10%	8%

5. Fair Value Measurements

Fair Value Hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2025
				Net Asset
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	Total
Other invested assets
Limited partnerships	$—	$—	$—	$3,658	$3,658
Derivatives
Cross-currency swaps	—	61	—	—	61
Separate account assets (1)	411,549	498	—	—	412,047
Total assets at fair value/NAV	$411,549	$559	$—	$3,658	$415,766
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2024
				Net Asset
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	Total
Other invested assets
Limited partnerships	$—	$—	$—	$3,762	$3,762
Derivatives
Cross-currency swaps	—	247	—	—	247
Separate account assets (1)	503,005	644	—	—	503,649
Total assets at fair value/NAV	$503,005	$891	$—	$3,762	$507,658

Liabilities:
Separate account liabilities (1)	$231	$—	$—	$—	$231
Total liabilities at fair value	$231	$—	$—	$—	$231
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2025
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Issuer credit obligations	$3,146,119	$3,326,234	$—	$3,146,119	$—	$—	$3,146,119
Asset-backed securities	987,166	998,025	—	987,166	—	—	987,166
Mortgage loans	205,108	216,281	—	205,108	—	—	205,108
Cash, cash equivalents and short-term investments	614,168	614,168	260,481	353,687	—	—	614,168
Contract loans	18,249	18,249	—	—	18,249	—	18,249
Other long term invested assets	12,577	15,411	—	8,919	—	3,658	12,577
Securities lending reinvested collateral assets	27,567	27,567	—	27,567	—	—	27,567
Collateral under derivative counterparty collateral agreements	4,040	4,040	4,040	—	—	—	4,040
Receivable for securities	2,021	2,021	—	2,021	—	—	2,021
Derivative instruments	10,167	4,345	—	10,167	—	—	10,167
Separate accounts assets	412,047	412,047	411,549	498	—	—	412,047
Total assets	$5,439,229	$5,638,388	$676,070	$4,741,252	$18,249	$3,658	$5,439,229

Liabilities:
Deposit-type contracts	$2,380,743	$2,597,702	$—	$2,380,743	$—	$—	$2,380,743
Payable under securities lending agreement	27,567	27,567	—	27,567	—	—	27,567
Collateral under derivative counterparty collateral agreements	4,040	4,040	4,040	—	—	—	4,040
Payable for securities	503	503	—	503	—	—	503
Total liabilities	$2,412,853	$2,629,812	$4,040	$2,408,813	$—	$—	$2,412,853

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
			December 31, 2024
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Bonds	$5,160,438	$5,499,726	$—	$5,160,438	$—	$—	$5,160,438
Mortgage loans	528,669	555,361	—	528,669	—	—	528,669
Cash, cash equivalents and short-term investments	347,222	347,222	347,222	—	—	—	347,222
Contract loans	18,522	18,522	—	—	18,522	—	18,522
Other long term invested assets	12,433	15,677	—	8,671	—	3,762	12,433
Securities lending reinvested collateral assets	15,438	15,438	—	15,438	—	—	15,438
Collateral under derivative counterparty collateral agreements	23,940	23,940	23,940	—	—	—	23,940
Receivable for securities	3,086	3,086	—	3,086	—	—	3,086
Derivative instruments	23,757	20,600	—	23,757	—	—	23,757
Separate accounts assets	503,649	503,649	503,005	644	—	—	503,649
Total assets	$6,637,154	$7,003,221	$874,167	$5,740,703	$18,522	$3,762	$6,637,154

Liabilities:
Deposit-type contracts	$1,843,281	$2,044,993	$—	$1,843,281	$—	$—	$1,843,281
Payable under securities lending agreement	15,438	15,438	—	15,438	—	—	15,438
Collateral under derivative counterparty agreements	23,940	23,940	23,940	—	—	—	23,940
Payable for securities	771	771	—	771	—	—	771
Separate account liabilities	231	231	231	—	—	—	231
Total liabilities	$1,883,661	$2,085,373	$24,171	$1,859,490	$—	$—	$1,883,661
Issuer obligations and asset-backed securities

The fair values for issuer obligations and asset-backed securities are generally based upon evaluated prices from independent pricing services. Prior-year amounts previously reported under the “Bonds” classification have been recategorized in the fair value hierarchy tables to align with current-year reporting categories, but the valuation methodologies remain consistent across periods. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, of which the timing is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.
Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2025			December 31, 2024
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Due from parent and affiliates	$1,780	$—	$1,780	$901	$—	$901
Deferred income taxes	37,047	25,477	11,570	33,754	24,272	9,482
Other assets	9,023	24	8,999	222,287	8	222,279

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
7. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2025, 2024 and 2023 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

The Company has not entered into, renewed or amended any reinsurance contracts on or after January 1, 1996 that include risk-limiting features as described in Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual.

PICA Novation

On October 31, 2025, the Company and an affiliate, EAIC, pursuant to the April 1, 2025 Assumption Reinsurance Agreement, completed the process whereby the Company retroceded previously reinsured policies of $2.2 billion to EAIC and immediately effected the novation and assumption of the contracts that were reinsured from the Prudential Insurance Company of America (“PICA”). Assets supporting these contracts were withdrawn from the Company’s PICA trust and transferred to an EAIC custodial account. Contracts not eligible for novation remain subject to the original reinsurance structure with PICA.

Under the agreement, EAIC assumed all direct liabilities and policyholder obligations related to the novated block, fully relieving the Company of its prior reinsurance obligations to PICA. The Company transferred associated assets in an economic transaction to EAIC at fair value and received an arms-length ceding commission of approximately $86 million (about 4% of ceded reserves).

The Company accounted for the novation as an assumption reinsurance retrocession, extinguishing the related reserves, releasing historical IMR and recognizing the ceding commission as premium income. The difference between book value and fair value of assets transferred generated a transactional IMR which was released when the contracts were novated to EAIC.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The novation agreement impacted the following financial statement lines:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	October 31,
2025
Admitted assets:
Cash and invested assets:
Bonds	$(1,616)
Mortgage loans	(259)
Cash, cash equivalents, and short-term investments	(180)
Total cash and invested assets	(2,055)

Investment income due and accrued	(14)
Total admitted assets	$(2,069)

Liabilities, capital and surplus:
Liabilities:
Reserves for life and annuities	(2,155)
Interest maintenance reserve	18
Total liabilities	(2,137)

Capital and surplus:
Unassigned funds (deficit)	68
Total capital and surplus	68

Total liabilities, capital and surplus	$(2,069)

Statutory Statements of Operations

Income:
Premium income and annuity considerations	$(2,157)
Other income	86
Total income	(2,071)

Expenses:
(Decrease) increase in reserves for life insurance and annuities	2,156
Interest maintenance reserve reinsurance activity	(17)
Total benefit and expenses	2,139

Net gain from operations before federal income taxes	$68
Net realized capital loss	—
Net gain	$68

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
8. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future insurance benefits are as follows:

Interest	- Life Insurance	2.50% to 6.00%
	- Annuity Funds	1.00% to 11.25%
	- Disability	3.00% to 6.00%
Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary ("CSO") tables, and American Experience.
	- Annuity Funds	Various annuity valuation tables, primarily including 71, 83a and a-2000 Individual Annuity Mortality table (“IAM”); 51 and 83 Group Annuity Mortality table ("GAM"); 1994-Group Annuity Reserving table ("GAR"), 2012 Individual Annuity Reserving table ("IAR").
Morbidity	- Disability	Various disability tables, primarily including 1952, 80 CSO, 1964 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality.

At December 31, 2025 and 2024, the Company had $407.7 million and $404.1 million, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

Individual Annuities

	December 31, 2025
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	175,694	175,694	90.5%
Total with adjustment or at market value	—	175,694	175,694	90.5%

At book value without adjustment (minimal or no charge or adjustment)	3,230	—	3,230	1.7%
Not subject to discretionary withdrawal	15,230	—	15,230	7.8%
Total gross	18,460	175,694	194,154	100.0%
Reinsurance ceded	18,460	—	18,460
Total, net	$—	$175,694	$175,694

	December 31, 2024
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	183,606	183,606	90.2%
Total with adjustment or at market value	—	183,606	183,606	90.2%

At book value without adjustment (minimal or no charge or adjustment)	3,480	—	3,480	1.7%
Not subject to discretionary withdrawal	16,471	—	16,471	8.1%
Total gross	19,951	183,606	203,557	100.0%
Reinsurance ceded	19,951	—	19,951
Total, net	$—	$183,606	$183,606

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Group Annuities

	December 31, 2025
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$1,853,833	$—	$1,853,833	85.7%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	209,841	209,841	9.7%
Total with adjustment or at market value	1,853,833	209,841	2,063,674	95.4%

At book value without adjustment (minimal or no charge or adjustment)	50,511	—	50,511	2.4%
Not subject to discretionary withdrawal	48,020	—	48,020	2.2%
Total gross	1,952,364	209,841	2,162,205	100.0%
Reinsurance ceded	6,547	—	6,547
Total, net	$1,945,817	$209,841	$2,155,658

	December 31, 2024
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$4,018,467	$—	$4,018,467	92.0%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	243,230	243,230	5.5%
Total with adjustment or at market value	4,018,467	243,230	4,261,697	97.5%

At book value without adjustment (minimal or no charge or adjustment)	52,837	—	52,837	1.2%
Not subject to discretionary withdrawal	55,418	—	55,418	1.3%
Total gross	4,126,722	243,230	4,369,952	100.0%
Reinsurance ceded	6,959	—	6,959
Total, net	$4,119,763	$243,230	$4,362,993

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Deposit-type contracts

	December 31, 2025
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$2,596,657	$—	$2,596,657	100.0%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	—	—	—%
Total with adjustment or at market value	2,596,657	—	2,596,657	100.0%

At book value without adjustment (minimal or no charge or adjustment)	1,045	—	1,045	—%
Not subject to discretionary withdrawal	89	—	89	—%
Total gross	2,597,791	—	2,597,791	100.0%
Reinsurance ceded	89	—	89
Total, net	$2,597,702	$—	$2,597,702

	December 31, 2024
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$2,027,718	$—	$2,027,718	99.1%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	—	—	—%
Total with adjustment or at market value	2,027,718	—	2,027,718	99.1%

At book value without adjustment (minimal or no charge or adjustment)	17,275	—	17,275	0.9%
Not subject to discretionary withdrawal	131	—	131	—%
Total gross	2,045,124	—	2,045,124	100.0%
Reinsurance ceded	131	—	131
Total, net	$2,044,993	$—	$2,044,993

Annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows:
	2025	2024
General Account:
Annuities	$1,945,817	$4,119,763
Deposit-type contracts	2,597,702	2,044,993
Subtotal	4,543,519	6,164,756

Separate Account:
Annuities (excluding supplementary contracts)	385,535	426,836
Total	$4,929,054	$6,591,592

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The withdrawal characteristics of life reserves are as follows:

	December 31, 2025
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	457,381	527,286	533,330	—	—	—
Other permanent cash value life insurance	—	114,080	123,133	—	—	—
Variable universal life	375	588	600	26,387	26,387	26,387
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	6,619	N/A	N/A	—
Accidental death benefits	N/A	N/A	3	N/A	N/A	—
Disability - active lives	N/A	N/A	68	N/A	N/A	—
Disability - disabled lives	N/A	N/A	1,406	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	9,250	N/A	N/A	—
Total gross	457,756	641,954	674,409	26,387	26,387	26,387
Reinsurance ceded	457,756	535,574	553,037	26,387	26,387	26,387
Total, net	$—	$106,380	$121,372	$—	$—	$—

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	468,957	532,432	538,521	—	—	—
Other permanent cash value life insurance	—	114,072	122,401	—	—	—
Variable universal life	1,828	1,828	1,854	76,331	76,331	76,331
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	7,018	N/A	N/A	—
Accidental death benefits	N/A	N/A	3	N/A	N/A	—
Disability - active lives	N/A	N/A	69	N/A	N/A	—
Disability - disabled lives	N/A	N/A	1,432	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	8,345	N/A	N/A	—
Total gross	470,785	648,332	679,643	76,331	76,331	76,331
Reinsurance ceded	470,785	541,891	558,882	76,331	76,331	76,331
Total, net	$—	$106,441	$120,761	$—	$—	$—

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

Life actuarial reserves at December 31, were as follows:
	2025	2024
General Account:
Life insurance	$114,412	$113,805
Accidental death benefits	3	3
Active lives	52	52
Disability - disabled lives	320	320
Miscellaneous reserves	6,585	6,581
Total	$121,372	$120,761

9. Separate Accounts

The Company maintains separate accounts to record and account for assets and liabilities for certain lines of business, products, and transactions. Assets held in separate accounts are legally segregated and are not available to satisfy claims arising from the Company's general business. The investment performance of separate account assets is primarily assumed by investors, and the related assets and liabilities are carried at amounts consistent with the underlying insurance contract provisions. The Company reported assets and liabilities from the following product lines into a separate account:

•Individual Annuity Product
•Group Annuity Product
•Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Empower Funds, Inc. and open-end management investment companies which are related parties of the Company, and shares of other non-affiliated mutual funds.

In the Statement of Operations, activity between the general and separate accounts is presented as net transfers, primarily reflecting policyholder-driven transactions, including deposits, withdrawals, and benefit payments, as well as reinsurance-related movements. Amounts related to separate account operations, including premiums, benefits, and policy charges, are presented on a gross basis in the Statement of Operations, while investment income and realized and unrealized gains and losses on separate account assets accrue directly to the contractholders and are not included. Accordingly, these transfers offset separate account operations and do not affect net income.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2025. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2025 and 2024, the Company’s separate account assets that are legally insulated from the general account claims are $412.0 million and $503.6 million, respectively.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2025	2024
Premiums, considerations or deposits	$15,407	$20,151
Reserves:
For accounts with assets at:
Fair value	$411,922	$503,167
Total reserves	$411,922	$503,167

By withdrawal characteristics:
At fair value	$411,922	$503,167
Total subject to discretionary withdrawals	$411,922	$503,167

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2025	2024	2023
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$15,407	$20,151	$24,526
Transfers from separate accounts	(165,985)	(92,179)	(116,411)
Net transfers from separate accounts	(150,578)	(72,028)	(91,885)
Reconciling adjustments:
Net transfer of reserves to separate accounts	(94)	5,516	32,105
Misc Other	41	9,141	—
Reinsurance	(745,361)	(414,413)	(285,418)
Net transfers as reported in the Statements of Operations	$(895,992)	$(471,784)	$(345,198)

10. Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company shall at all times maintain a minimum capital of at least $1.0 million dollars and a surplus of at least equal to fifty percent of such capital. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2025, 2024 and 2023.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. Dividends are paid as determined by the Board of Directors, subject to certain statutory restrictions noted above. In addition, the Company may be required to provide notice to, or obtain approval from, the Company’s domiciliary regulator in connection with each dividend declared by the Board of Directors, depending on whether such dividend is deemed an “ordinary” or “extraordinary” dividend under applicable statutes and regulations. The determination of whether a given dividend is “ordinary” or “extraordinary” is based on a rolling twelve month look-back at prior dividends paid by the Company and is therefore subject to change throughout the year. Dividends are non-cumulative.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The portion of unassigned deficit represented by each of the following items is:

	December 31,
	2025	2024
Unrealized losses	$(1,404)	$(3,692)
Non-admitted assets	(25,501)	(24,280)
Asset valuation reserve	(35,344)	(33,978)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Department requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

11. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$39,379	$3,565	$42,944	$37,098	$4,396	$41,494	$2,281	$(831)	$1,450
Valuation allowance adjustment	—	(3,565)	(3,565)	—	(3,124)	(3,124)	—	(441)	(441)
Adjusted gross deferred tax asset	39,379	—	39,379	37,098	1,272	38,370	2,281	(1,272)	1,009
Deferred tax assets non-admitted	(25,477)	—	(25,477)	(23,000)	(1,272)	(24,272)	(2,477)	1,272	(1,205)
Net admitted deferred tax asset	13,902	—	13,902	14,098	—	14,098	(196)	—	(196)
Gross deferred tax liabilities	(270)	(2,062)	(2,332)	(4,616)	—	(4,616)	4,346	(2,062)	2,284
Net admitted deferred tax asset	$13,632	$(2,062)	$11,570	$9,482	$—	$9,482	$4,150	$(2,062)	$2,088
The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2025			December 31, 2024			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	11,570	—	11,570	9,482	—	9,482	2,088	—	2,088
	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	11,570	—	11,570	9,482	—	9,482	2,088	—	2,088
	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	78,843	—	—	61,230	—	—	17,613
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	2,332	—	2,332	4,616	—	4,616	(2,284)	—	(2,284)
	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$13,902	$—	$13,902	$14,098	$—	$14,098	$(196)	$—	$(196)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	1,974.54%	1,122.40%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$525,622	$408,198

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$39,379	$—	$37,098	$1,272	$2,281	$(1,272)
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	13,902	$—	$14,098	$—	$(196)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2025	2024	Change

Current income tax expense	$41,873	$17,486	$24,387
Federal income tax (benefit) expense on net capital gains	(352)	(1,131)	779
Total	$41,521	$16,355	$25,166

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2025	2024	Change
Ordinary:
Reserves	$2,951	$3,212	$(261)
Investments	1,735	—	1,735
Deferred acquisition costs	4,907	—	4,907
Provision for dividends	347	252	95
Compensation and benefit accrual	738	472	266
Intangibles	27,110	29,595	(2,485)
Other	1,591	3,567	(1,976)
Total ordinary gross deferred tax assets	39,379	37,098	2,281
Non-admitted ordinary deferred tax assets	(25,477)	(23,000)	(2,477)
Admitted ordinary deferred tax assets	13,902	14,098	(196)

Capital:
Investments	1,961	1,272	689
Net capital loss carryforward	1,604	3,124	(1,520)
Total capital gross deferred tax assets	3,565	4,396	(831)
Valuation allowance adjustment	(3,565)	(3,124)	(441)
Total adjusted gross capital deferred tax assets	—	1,272	(1,272)
Non-admitted capital deferred tax assets	—	(1,272)	1,272
Admitted capital deferred tax assets	—	—	—
Total admitted deferred tax assets	$13,902	$14,098	$(196)

Deferred income tax liabilities:
Ordinary:
Investments	$—	$(4,186)	$4,186
Premium receivable	(55)	(41)	(14)
Policyholder Reserves	—	(120)	120
Other	(215)	(269)	54
Total ordinary deferred tax liabilities	(270)	(4,616)	4,346

Capital:
Investments	(2,062)	—	(2,062)
Total capital deferred tax liabilities	(2,062)	—	(2,062)

Total deferred tax liabilities	$(2,332)	$(4,616)	$2,284

Net admitted deferred income tax assets (liabilities)	$11,570	$9,482	$2,088

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2025	2024	Change
Total deferred income tax assets	$39,379	$38,370	$1,009
Total deferred income tax liabilities	(2,332)	(4,616)	2,284
Net deferred income tax asset	$37,047	$33,754	3,293
Tax effect of unrealized capital gains			609
Change in net deferred income tax			$3,902

	December 31,
	2024	2023	Change
Total deferred income tax assets	$38,370	$37,500	$870
Total deferred income tax liabilities	(4,616)	(2,420)	(2,196)
Net deferred income tax asset	$33,754	$35,080	(1,326)
Tax effect of unrealized capital losses			17
Change in net deferred income tax			$(1,309)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2025	2024
Income tax expense at statutory rate	$33,063	$16,066

Tax exempt income deduction	(8)	(8)
Dividends received deduction	(179)	(203)
Ceding commission	—	(163)
Change in statutory valuation allowance adjustment	441	884
Tax (benefit) on capital gain/(loss)	(352)	(272)
Tax adjustment for IMR	4,770	1,408
Tax credits	(141)	(84)
Prior year adjustment	28	(13)
Tax effect of non-admitted assets	(3)	34
Other	—	16
Total	$37,619	$17,665

	2025	2024
Federal income taxes incurred	$41,521	$16,355
Change in net deferred income taxes	(3,902)	1,309
Total income taxes	$37,619	$17,665

As of December 31, 2025 there is no operating loss carryforward available for tax purposes. As of December 31, 2025, the Company has no foreign tax credit carryforwards.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
As of December 31, 2025 the Company had $7.64 million of capital loss carryforward available for tax purposes. The following table breaks down capital loss carryforward by year:

Tax Year	Expiration	Loss
2023	2028	$4,517
2024	2029	$3,119

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC
Empower Annuity Insurance Company of America
Great-West Life & Annuity Insurance Company of South Carolina
Empower Financial Services, Inc.
Empower Services Holdings US, LLC
Empower Holdings, LLC
Personal Capital Services Corporation
TBG Insurance Services Corporation
Empower Stock Plan Services, LLC
PanAgora Holdings, Inc.
PanAgora Asset Management, Inc.

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Empower Annuity Insurance Company of America (“EAICA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2025 or 2024. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2025 and 2024.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2018 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2025 and 2024 was $3.6 million and $3.1 million, respectively. The valuation allowance adjustment relates to Management's uncertainty as to the Company's ability to

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
use the capital loss carryforwards and the deferred losses related to the PICA novation, therefore, a valuation allowance has been recognized against the related DTAs.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax ("CAMT"). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group's CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been no material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

The Company does not have any foreign operations as of the periods ended December 31, 2025 and December 31, 2024 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

On July 4, 2025 the H.R. 1 budget reconciliation bill, the One Big Beautiful Bill Act ("the Act") was signed into law. The Act included numerous tax-related provisions. Based on Management's analysis of the Act, the tax related provisions do not materially impact the Company's overall income tax provision.

12. Commitments and Contingencies

Commitments

The Company makes commitments to fund mortgage loans and other investments in the normal course of its business. The timing of the funding of mortgage loans is based on the expiration date of the commitments.

Litigation

From time to time, the Company is subject to lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. The Company accrues a charge when management determines that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a loss is probable and reasonably estimable, the Company records an accrual based on the reasonably estimable loss or range of loss. The Company regularly evaluates current information available to it to determine whether an accrual should be established or adjusted. The ultimate outcome of legal proceedings involves judgments, estimates, and inherent uncertainties and cannot be predicted with certainty. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

On June 1, 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with this transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities and during the second quarter of 2023, the Company recorded a $7.5 million provision. On December 31, 2025, the parties entered into a settlement agreement resolving specified matters related to the claims. Management has evaluated the settlement agreement and does not believe that additional reasonably possible loss beyond amounts previously accrued would be material to the Company's statutory financial statements.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

13. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 31, 2026, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2025
(Dollars in Thousands)

Investment income earned:
U.S. Government bonds	$10,522
Other bonds (unaffiliated)	197,752
Mortgage loans	18,761
Contract loans	807
Cash, cash equivalents and short-term investments	21,255
Derivative instruments	1,768
Other invested assets	348
Aggregate write-ins for investment income	(21)
Gross investment income	$251,192

Mortgage loans - Book value:
Commercial mortgages	$216,281

Mortgage loans by standing - Book value:
Good standing	$214,239
Good standing with restructured terms	$2,042

Other long-term invested assets - Statement value:	$15,411

Contract loans	$18,249

Bonds and short-term investments by maturity and designation:
Bonds by maturity - Statement value:
Due within one year or less	$960,304
Over 1 year through 5 years	2,278,621
Over 5 years through 10 years	1,079,755
Over 10 years through 20 years	226,825
Over 20 years	132,442
Total by maturity	$4,677,947

Bonds and short-term investments by designation - Statement value:
NAIC 1	$3,155,125
NAIC 2	1,499,206
NAIC 3	21,342
NAIC 5	2,274
Total by designation	$4,677,947

Total bonds publicly traded	$2,724,142
Total bonds privately placed	$1,953,805

Collar, swap and forward agreements open - Statement value	$4,345
(Continued)

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2025
(Dollars in Thousands)

Cash on deposit	$4,830

Life insurance in force:
Ordinary	$175

Life insurance policies with disability provisions in-force:
Ordinary	$6

Supplementary contracts in-force:
Ordinary - involving life contingencies
Income payable	$—

Annuities:
Ordinary:
Immediate - amount of income payable	$—
Deferred - fully paid account balance	$—
Deferred - not fully paid - account balance	$—
Group:
Certificates - amount of income payable	$6,427
Certificates - fully paid account balance	$—
Certificates - not fully paid - account balance	$4,704,310

Accident and health insurance - equivalent premiums in-force:
Other	$—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$—
Dividend accumulations - account balance	$1,044

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE Empower Life & Annuity Insurance Company of New York

SUMMARY INVESTMENT SCHEDULE

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1 Amount	2 Percentage of Column 1 Line 14	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	226,468,012	4.337	226,468,012		226,468,012	4.337
1.02 Other U.S. government obligations	0	0.000	0		0	0.000
1.03 Non-U.S. sovereign jurisdiction securities	12,000,000	0.230	12,000,000		12,000,000	0.230
1.04 Municipal bonds – general obligations (direct & guaranteed)	7,888,879	0.151	7,888,879		7,888,879	0.151
1.05 Municipal bonds – special revenue	14,658,082	0.281	14,658,082		14,658,082	0.281
1.06 Project finance bonds issued by operating entities	26,547,972	0.508	26,547,972		26,547,972	0.508
1.07 Corporate bonds	2,699,910,794	51.700	2,699,910,794		2,699,910,794	51.700
1.08 Mandatory convertible bonds	0	0.000			0	0.000
1.09 Single entity backed obligations	188,334,688	3.606	188,334,688		188,334,688	3.606
1.10 SVO-Identified bond exchange traded funds – fair value	0	0.000	0		0	0.000
1.11 SVO-Identified bond exchange traded funds – systematic value	0	0.000	0		0	0.000
1.12 Bonds issued by funds representing operating entities	149,773,626	2.868	149,773,626		149,773,626	2.868
1.13 Bank loans - issued	0	0.000	0		0	0.000
1.14 Bank loans - acquired	652,170	0.012	652,170		652,170	0.012
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	0	0.000	0		0	0.000
1.16 Certificates of deposit	0	0.000	0		0	0.000
1.17 Other issuer credit obligations	0	0.000	0		0	0.000
1.18 Total issuer credit obligations	3,326,234,223	63.693	3,326,234,223	0	3,326,234,223	63.693
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	863,861,872	16.542	863,861,872		863,861,872	16.542
2.02 Financial asset-backed securities – not self-liquidating		0.000			0	0.000
2.03 Non-financial asset-backed securities	134,163,035	2.569	134,163,035		134,163,035	2.569
2.04 Total asset-backed securities	998,024,907	19.111	998,024,907	0	998,024,907	19.111
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)		0.000			0	0.000
3.02 Parent, subsidiaries and affiliates		0.000			0	0.000
3.03 Total preferred stocks	0	0.000	0	0	0	0.000
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)		0.000			0	0.000
4.02 Industrial and miscellaneous - other (unaffiliated)		0.000			0	0.000
4.03 Parent, subsidiaries and affiliates - publicly traded		0.000			0	0.000
4.04 Parent, subsidiaries and affiliates - other		0.000			0	0.000
4.05 Mutual funds		0.000			0	0.000
4.06 Unit investment trusts		0.000			0	0.000
4.07 Closed-end funds		0.000			0	0.000
4.08 Exchange traded funds		0.000			0	0.000
4.09 Total common stocks	0	0.000	0	0	0	0.000
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	0	0.000			0	0.000
5.02 Residential mortgages	0	0.000			0	0.000
5.03 Commercial mortgages	217,899,043	4.172	217,899,043		217,899,043	4.172
5.04 Mezzanine real estate loans	0	0.000	0		0	0.000
5.05 Total valuation allowance	(1,617,738)	(0.031)	(1,617,738)		(1,617,738)	(0.031)
5.06 Total mortgage loans	216,281,305	4.141	216,281,305	0	216,281,305	4.141
6. Real estate (Schedule A):						
6.01 Properties occupied by company		0.000	0		0	0.000
6.02 Properties held for production of income		0.000	0		0	0.000
6.03 Properties held for sale		0.000	0		0	0.000
6.04 Total real estate	0	0.000	0	0	0	0.000
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	4,830,401	0.092	4,830,401		4,830,401	0.092
7.02 Cash equivalents (Schedule E, Part 2)	609,337,496	11.668	609,337,496	27,567,171	636,904,667	12.196
7.03 Short-term investments (Schedule DA)		0.000	0		0	0.000
7.04 Total cash, cash equivalents and short-term investments	614,167,897	11.760	614,167,897	27,567,171	641,735,068	12.288
8. Contract loans	18,248,733	0.349	18,248,733		18,248,733	0.349
9. Derivatives (Schedule DB)	4,345,323	0.083	4,345,323		4,345,323	0.083
10. Other invested assets (Schedule BA)	15,411,159	0.295	15,411,159		15,411,159	0.295
11. Receivables for securities	2,020,772	0.039	2,020,772		2,020,772	0.039
12. Securities Lending (Schedule DL, Part 1)	27,567,171	0.528	27,567,171	XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
14. Total invested assets	5,222,301,490	100.000	5,222,301,490	27,567,171	5,222,301,490	100.000

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Life & Annuity Insurance Company of New York

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	0.0 %
11.03	Canadian-currency-denominated investments	$	0.0 %
11.04	Canadian-denominated insurance liabilities	$	0.0 %
11.05	Unhedged Canadian currency exposure	$	0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	0.0 %
	Largest three investments with contractual sales restrictions:		
12.03		$	0.0 %
12.04		$	0.0 %
12.05		$	0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	MORGAN STANLEY FUNDS	$ 77,485,862	1.4 %
13.03	GOLDMAN SACHS	$ 77,485,861	1.4 %
13.04	FIRST AMERICAN FUNDS	$ 50,470,357	0.9 %
13.05	DREYFUS GOVERNMENT CASH MGMT	$ 5,560,302	0.1 %
13.06	LIBERTY CENTER JV LLC	$ 3,658,270	0.1 %
13.07	ALLSPRING GOVT MMF-INST	$ 1,873,865	0.0 %
13.08		$	0.0 %
13.09		$	0.0 %
13.10		$	0.0 %
13.11		$	0.0 %

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Life & Annuity Insurance Company of New York

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ 0	0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$ 0	0.0 %
14.04		$ 0	0.0 %
14.05		$ 0	0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	MORGAN STANLEY FUNDS	$ 77,485,862	$ 77,485,862	$
14.07	GOLDMAN SACHS	$ 77,485,861	$ 77,485,861	$
14.08	FIRST AMERICAN FUNDS	$ 50,470,357	$ 50,470,357	$
14.09	BLACKROCK LIQ FUNDS T	$ 42,773,835	$ 42,773,835	$
14.10	DREYFUS GOVERNMENT CASH MGMT	$ 5,560,302	$ 5,560,302	$
14.11	ALLSPRING GOVT MMF-INST	$ 1,873,865	$ 1,873,865	$
14.12		$ 0	$	$
14.13		$ 0	$	$
14.14		$ 0	$	$
14.15		$ 0	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$ 0	0.0 %
	Largest three investments in general partnership interests:		
15.03		$ 0	0.0 %
15.04		$ 0	0.0 %
15.05		$ 0	0.0 %

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Life & Annuity Insurance Company of New York

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End 1	At Year End 2	At End of Each Quarter 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 222,784,732	4.1 %	$ 120,448,660	$ 26,211,628	$ 155,902,132
20.02	Repurchase agreements	$	0.0 %	$	$	$
20.03	Reverse repurchase agreements	$	0.0 %	$	$	$
20.04	Dollar repurchase agreements	$	0.0 %	$	$	$
20.05	Dollar reverse repurchase agreements	$	0.0 %	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned 1	Owned 2	Written 3	Written 4
21.01	Hedging	$	0.0 %	$	0.0 %
21.02	Income generation	$	0.0 %	$	0.0 %
21.03	Other	$	0.0 %	$	0.0 %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End 1	At Year End 2	At End of Each Quarter 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01	Hedging	$ 1,559,899	0.0 %	$ 1,892,997	$ 1,774,538	$ 1,686,365
22.02	Income generation	$ 0	0.0 %	$ 0	$ 0	$ 0
22.03	Replications	$ 0	0.0 %	$ 0	$ 0	$ 0
22.04	Other	$ 0	0.0 %	$ 0	$ 0	$ 0

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End 1	At Year End 2	At End of Each Quarter 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$ 0	0.0 %	$ 0	$ 0	$ 0
23.02	Income generation	$	0.0 %	$	$	$
23.03	Replications	$	0.0 %	$	$	$
23.04	Other	$	0.0 %	$	$	$

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features
As of and for the Year Ended December 31, 2025

Empower Life & Annuity Insurance Company of New York
For the year ending December 31, 2025
Supplemental Schedule of the Annual Audit Report
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.Assumption reinsurance
b.Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the periods ended December 31, 2025 and 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.